UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):    March 31, 1999


                         FACTUAL DATA CORP.
       (Exact name of registrant as specified in its charter)


          Colorado                      0-24205                  84-1449911
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                              5200 Hahns Peak Drive
                          Fort Collins, Colorado 80538
                    (Address of principal executive offices)



                                 (970) 663-5700
              (Registrant's telephone number, including area code)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On March 31, 1999, and April 1, 1999, respectively, Factual Data Corp. (the "Company") closed its acquisition of the assets of Imfax, Inc. ("Imfax") and United Data Services, Inc. ("United") pursuant to separate Asset Purchase Agreements. The Company and its franchisees and licensees provide information services, including mortgage credit reports, to mortgage and consumer lenders, employment screening services ("EMPfacts") and credit and tenant screening services ("QUICKpeek Tenant"). Imfax is headquartered in Bellevue, Washington and operates in Washington, Oregon and Idaho. United is headquartered in Burlington, Massachusetts and operates primarily in Massachusetts and the northeast.

Pursuant to the Imfax Agreement, the Company acquired the assets of Imfax and obtained non-competition agreements with its two shareholders. The total consideration paid to Imfax and these persons was $1,643,622 in the form of $821,811 cash and a $821,811 promissory note payable over eight quarters commencing June 30, 1999 with interest at 8% per annum. Additionally, the Company acquired computer equipment for $130,000 in cash.

Pursuant to the United Agreement, the Company acquired the assets of United and entered into employment agreements and non-competition agreements with its five principals. The total consideration paid was $3,400,000 cash and a $1,100,000 promissory note payable over twelve quarters commencing June 30, 1999 with interest at 8% per annum.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) It is impracticable to provide financial statements of United at this time. In accordance with Item 7(a)(4), the Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed. With respect to Imfax, none of the tests in Item 310(c) of Regulation S-B were exceeded, hence no historical financial statements of the business acquired are included herein.

(b) It is impracticable to provide pro forma financial information relative to United and the Company at this time. In accordance with Item 7(a)(4), the Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed. With respect to Imfax, none of the tests set forth in Item 310(d) of Regulation S-B were exceeded, hence no pro forma financial statements are included herein.

(c)  Exhibits.

     2.1 Asset Purchase Agreement between Factual Data Corp. and Imfax, Inc., dated as of March 31, 1999.

     2.2 Asset Purchase Agreement between Factual Data Corp. and United Data Services, Inc., dated as of April 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FACTUAL DATA CORP.


Date:  April 2, 1999           By: /s/ Jerald H. Donnan
                                   --------------------
                                       Jerald H. Donnan,
                                       Chief Executive Officer